Exhibit 10.33(d)

FOURTH AMENDMENT

MARINEMAX EAST, INC. and AZIMUT BENETTI S.P.A.

DEALERHSIP AGREEMENT 2008-2010

THIS FOURTH AMENDMENT (“AMENDMENT”) to the Dealership Agreement by and between AZIMUT BENETTI S.P.A (“AZIMUT”) and MARINEMAX EAST, INC., d/b/a MARINEMX (“DEALER”) dated September 1, 2008 (“AGREEMENT”) is entered into as of the 21 day of August, 2013.

WHEREAS, the parties desire to modify the Agreement as set forth below:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and the benefits to be delivered by each party, the sufficiency of which is acknowledged, the parties agree as follow:

1.	Definitions: Section VIII of Definitions (“Products”) is hereby amended to include the following product for the State of Florida:

ALL MODELS OF ATLANTIS BY AZIMUT

1.	Appendix 3 to the Azimut Dealership Contract is hereby amended to include the following in the List of Products sold in the State of Florida:

ALL MODELS OF ATLANTIS BY AZIMUT

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 21 August, 2013

AZIMUT BENETTI S.P.A.		MARINEMAX EAST INC.
d/b/a MARINEMAX

By:	/s/ Marco Valle	By:	/s/ Michael H. McLamb
Print Name: Marco Valle		Print Name: Michael H. McLamb
Title: Sales Director		Title: Vice President